EXHIBIT 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

THURSDAY, JULY 28, 2005

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

SECOND QUARTER 2005 RESULTS

Second Quarter

First Half

2005

2004

2005

2004

Net Income

$ Millions

7,640

5,790

15,500

11,230

$ Per Common Share

Assuming Dilution

1.20

0.88

2.42

1.71

Earnings Excluding Special Items

$ Millions

7,840

5,790

15,240

11,230

$ Per Common Share

Assuming Dilution

1.23

0.88

2.38

1.71

Capital and Exploration

Expenditures - $ Millions

4,537

3,617

7,954

7,018

IRVING, TX, July 28 -- Exxon Mobil Corporation today reported record second quarter results.  Earnings excluding special items of $7,840 million ($1.23 per share) increased $2,050 million from the second quarter of 2004.  Second quarter net income included a special charge of $200 million for the Allapattah lawsuit provision.  Including this charge, net income of $7,640 million ($1.20 per share) increased by $1,850 million.  Record first half net income of $15,500 million ($2.42 per share) increased by 38% versus the first half of 2004.

Capital and exploration expenditures of $4,537 million in the second quarter of 2005 were up $920 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

“Compared with last year’s second quarter, ExxonMobil’s second quarter 2005 earnings excluding special items of $7,840 million increased $2,050 million and are the highest second quarter ever for the Corporation.  Including the special charge for the Allapattah lawsuit provision, net income increased $1,850 million.

"Upstream earnings were $4,908 million, an increase of $1,062 million from second quarter 2004 reflecting continued strength in crude and natural gas prices.

"Downstream earnings, excluding Allapattah, were $2,221 million, an increase of $714 million from last year due to improved worldwide refining conditions and higher refinery throughput.

"Chemical earnings were $814 million, up $207 million from second quarter 2004 due to higher margins.

"ExxonMobil's net income for the first half of 2005 was a record $15,500 million, up $4,270 million from the first half of 2004.  Excluding special items, earnings increased by $4,010 million reflecting improvements in all areas of the business.

"Exxon Mobil continued its active investment program in the second quarter, spending $4,537 million on capital and exploration projects, compared with $3,617 million last year, with continued strong levels of Upstream spending.  Our disciplined project management systems remain a competitive advantage.

ExxonMobil-operated projects that are key to future volume growth continue to be on budget and on or ahead of schedule.

"During the second quarter, the Corporation purchased $3.7 billion of shares including $3.5 billion to reduce common stock outstanding, a $1.0 billion increase from the $2.5 billion of share reduction purchases in the first quarter.  As a consequence of the continued strengthening of our financial position, share purchases to reduce shares outstanding will be increased to $5.0 billion in the third quarter."

Additional comments on earnings for the major operating segments follow:

Second Quarter 2005 vs. Second Quarter 2004

Upstream earnings were $4,908 million, up $1,062 million from the second quarter 2004 reflecting strong crude and natural gas prices partly offset by lower production.

On an oil-equivalent basis, production decreased by 4.3% from the second quarter of 2004.   Excluding divestment and entitlement effects, production decreased by 2%.  Our mature fields continue to perform as expected and for those fields we operate, maintenance has been as anticipated.

Liquids production of 2,466 kbd (thousands of barrels per day) was 115 kbd lower than the second quarter of 2004.  Higher production in West Africa was more than offset by mature field decline, maintenance activities, as well as entitlement and divestment impacts.

Second quarter natural gas production decreased to 8,686 mcfd (millions of cubic feet per day), compared with 9,061 mcfd last year.  Higher volumes in Qatar were more than offset by mature field decline, maintenance activities, and the impact of divestments.

Earnings from U.S. Upstream operations were $1,389 million, $152 million higher than last year's second quarter.  Non-U.S. Upstream earnings of $3,519 million were up $910 million from 2004.

Downstream earnings, excluding the $200 million Allapattah charge, were $2,221 million, up $714 million from the second quarter of 2004, reflecting improved refining margins and higher refinery throughput.  Petroleum product sales were 8,259 kbd, 236 kbd higher than last year's second quarter.

U.S. Downstream earnings, excluding Allapattah, were $1,199 million, $292 million higher than last year's second quarter.  Non-U.S. Downstream earnings were up $422 million at $1,022 million.

Chemical earnings were $814 million, up $207 million from the same quarter a year ago due to improved margins partly offset by lower volumes.  Prime product sales of 6,592 kt (thousands of metric tons) were down 338 kt from last year's second quarter.

Corporate and financing expenses of $103 million were lower by $67 million mainly due to higher interest income.

During the second quarter of 2005, Exxon Mobil Corporation purchased 64 million shares of its common stock for the treasury at a gross cost of $3,713 million.  These purchases included $3.5 billion to reduce the number of shares outstanding and the balance to offset shares issued in conjunction with company benefit plans and programs.  Shares outstanding were reduced from 6,366 million at the end of the first quarter to 6,305 million at the end of the second quarter. Purchases may be made in both the open market and through negotiated transactions, and may be increased, decreased or discontinued at any time without prior notice.

First Half 2005 vs. First Half 2004

Record net income of $15,500 million ($2.42 per share) for the first half of 2005 increased $4,270 million from the first half of 2004.  Net income for the first half of 2005 included a $460 million positive impact (Downstream - $310 million; Chemical - $150 million) from the sale of the Corporation's stake in China Petroleum and Chemical Corporation ("Sinopec") and a special charge in the Downstream of $200 million for the Allapattah lawsuit provision.  Excluding these impacts, earnings for the first half of 2005 increased by $4,010 million.

Upstream earnings of $9,962 million increased $2,103 million from the first half of 2004 due to higher liquids and natural gas realizations partly offset by lower production.

On an oil-equivalent basis, production decreased by 4.5% from the first half of last year.  Excluding divestment and entitlement effects, production decreased by 3% from the first half of last year.  Our mature fields continue to perform as expected and for those fields we operate, maintenance has been as anticipated.

Liquids production of 2,504 kbd decreased by 104 kbd from 2004.  Higher production from new fields in West Africa and the North Sea was more than offset by mature field decline, maintenance, as well as the impact of entitlements and divestments.

First half natural gas production of 9,730 mcfd decreased 545 mcfd from 2004.  Higher volumes in Qatar were more than offset by mature field decline, maintenance, and the impact of divestments.

Earnings from U.S. Upstream operations for the first half of 2005 were $2,742 million, an increase of $351 million.  Earnings outside the U.S. were $7,220 million, $1,752 million higher than last year.

Downstream earnings, excluding special items, of $3,364 million increased by $853 million from the first half of 2004 reflecting stronger worldwide refining margins and higher refinery throughput partly offset by weak marketing margins.  Petroleum product sales of 8,244 kbd compared with 8,074 kbd in the first half of 2004.

U.S. Downstream earnings, excluding Allapattah, were $1,844 million, up $545 million.  Non-U.S. Downstream earnings, excluding Sinopec, of $1,520 million were $308 million higher than last year.

Chemical earnings, excluding Sinopec, of $2,096 million were up $925 million from the first half of 2004 due to improved margins partly offset by lower volumes.  Prime product sales of 13,530 kt were down 192 kt from 2004.

Corporate and financing expenses of $182 million decreased by $129 million mainly due to higher interest income.

Gross share purchases in the first half of 2005 were $7,337 million which reduced shares outstanding by 1.5%.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on July 28, 2005.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production growth and capital spending, could differ materially due to changes in long-term oil or gas prices or other market conditions affecting the oil and gas industry; political events or disturbances; reservoir performance; changes in OPEC quotas; timely completion of development projects; changes in technical or operating conditions; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2004 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the second quarter press release includes both net income and earnings excluding special items. In 2005, there were special items reported in the first and second quarters.  Earnings that exclude the aforementioned items are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 28 and 29 in the 2004 Form 10-K and is also available through the Investor Information section of our website at www.exxonmobil.com.

ATTACHMENT I

EXXON MOBIL CORPORATION

SECOND QUARTER 2005

 (millions of dollars, except per share amounts)

Second Quarter

First Half

2005

2004

2005

2004

EARNINGS / EARNINGS PER SHARE

Total revenues and other income

88,568

70,693

170,619

138,295

Total costs and other deductions

75,809

61,213

144,957

119,853

Income before income taxes

$12,759

$9,480

$25,662

$18,442

Income taxes

5,119

3,690

10,162

7,212

Net income (U.S. GAAP)

$7,640

$5,790

$15,500

$11,230

Net income per common share (dollars)

$1.21

$0.89

$2.44

$1.72

Net income per common share

 - assuming dilution (dollars)

$1.20

$0.88

$2.42

$1.71

OTHER FINANCIAL DATA

Dividends on common stock

Total

$1,840

$1,763

$3,568

$3,405

Per common share

$0.29

$0.27

$0.56

$0.52

Millions of common shares outstanding

At June 30

6,305

6,506

Average - assuming dilution

6,370

6,547

6,394

6,563

Shareholders' equity at June 30

$104,596

$93,535

Capital employed at June 30

$115,711

$105,852

Income taxes

5,119

3,690

10,162

7,212

Excise taxes

7,515

6,514

14,753

12,930

All other taxes

11,212

10,542

22,156

21,395

Total taxes

$23,846

$20,746

$47,071

$41,537

ExxonMobil's share of income taxes

of equity companies

$269

$251

$762

$640

ATTACHMENT II

EXXON MOBIL CORPORATION

SECOND QUARTER 2005

 (millions of dollars)

Second Quarter

First Half

2005

2004

2005

2004

Net Income (U.S. GAAP)

Upstream

United States

1,389

1,237

2,742

2,391

Non-U.S.

3,519

2,609

7,220

5,468

Downstream

United States

999

907

1,644

1,299

Non-U.S.

1,022

600

1,830

1,212

Chemical

United States

343

148

835

266

Non-U.S.

471

459

1,411

905

Corporate and financing

(103)

(170)

(182)

(311)

Net income (U.S. GAAP)

$7,640

$5,790

$15,500

$11,230

Special Items

Downstream

United States

(200)

0

(200)

0

Non-U.S.

0

0

310

0

Chemical

Non-U.S.

0

0

150

0

Corporate total

($200)

$0

$260

$0

Earnings Excluding Special Items

Upstream

United States

1,389

1,237

2,742

2,391

Non-U.S.

3,519

2,609

7,220

5,468

Downstream

United States

1,199

907

1,844

1,299

Non-U.S.

1,022

600

1,520

1,212

Chemical

United States

343

148

835

266

Non-U.S.

471

459

1,261

905

Corporate and financing

(103)

(170)

(182)

(311)

Corporate total

$7,840

$5,790

$15,240

$11,230

ATTACHMENT III

EXXON MOBIL CORPORATION

SECOND QUARTER 2005

Second Quarter

First Half

2005

2004

2005

2004

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

500

576

520

587

Canada

355

356

356

362

Europe

554

608

565

608

Asia Pacific

173

198

173

207

Africa

583

542

590

543

Other Non-U.S.

301

301

300

301

Worldwide

2,466

2,581

2,504

2,608

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

1,809

1,987

1,853

2,032

Canada

913

974

918

992

Europe

3,790

3,756

4,773

4,895

Asia Pacific

1,333

1,590

1,322

1,590

Other Non-U.S.

841

754

864

766

Worldwide

8,686

9,061

9,730

10,275

Oil-equivalent production (koebd)*

3,914

4,091

4,126

4,320

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

SECOND QUARTER 2005

Second Quarter

First Half

2005

2004

2005

2004

Petroleum product sales (kbd)

United States

2,986

2,865

2,929

2,811

Canada

608

584

614

599

Europe

2,128

2,106

2,092

2,117

Asia Pacific

1,722

1,585

1,783

1,655

Other Non-U.S.

815

883

826

892

Worldwide

8,259

8,023

8,244

8,074

Gasolines, naphthas

3,343

3,302

3,244

3,229

Heating oils, kerosene, diesel

2,461

2,360

2,575

2,505

Aviation fuels

720

679

706

669

Heavy fuels

675

649

696

646

Specialty products

1,060

1,033

1,023

1,025

Total

8,259

8,023

8,244

8,074

Refinery throughput (kbd)

United States

1,906

1,854

1,883

1,818

Canada

467

441

474

459

Europe

1,668

1,671

1,617

1,644

Asia Pacific

1,413

1,314

1,472

1,363

Other Non-U.S.

273

309

292

309

Worldwide

5,727

5,589

5,738

5,593

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,664

2,925

5,502

5,728

Non-U.S.

3,928

4,005

8,028

7,994

Worldwide

6,592

6,930

13,530

13,722

ATTACHMENT IV

EXXON MOBIL CORPORATION

SECOND QUARTER 2005

(millions of dollars)

Second Quarter

First Half

2005

2004

2005

2004

Capital and Exploration Expenditures

Upstream

United States

531

464

972

919

Non-U.S.

3,147

2,376

5,518

4,625

Total

3,678

2,840

6,490

5,544

Downstream

United States

201

196

349

398

Non-U.S.

448

428

752

736

Total

649

624

1,101

1,134

Chemical

United States

73

64

128

115

Non-U.S.

102

84

195

165

Total

175

148

323

280

Other

35

5

40

60

Worldwide

$4,537

$3,617

$7,954

$7,018

Exploration expenses charged to income

included above

Consolidated affiliates

United States

53

46

74

85

Non-U.S.

155

164

302

295

Equity companies - ExxonMobil share

United States

0

0

0

0

Non-U.S.

7

0

12

4

Worldwide

$215

$210

$388

$384

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24

2004

-

First Quarter

5,440

0.83

-

Second Quarter

5,790

0.89

-

Third Quarter

5,680

0.88

-

Fourth Quarter

8,420

1.31

Year

$25,330

$3.91

2005

-

First Quarter

7,860

1.23

-

Second Quarter

7,640

1.21